Exhibit 32.1
Certification Pursuant to 18 U.S.C. Section 1350, as Adopted Pursuant to Section 906 of the
Sarbanes-Oxley Act of 2002
CERTIFICATION
In connection with the Quarterly Report on Form 10-Q of Rockley Photonics Holdings Limited (the “Company”) for the quarterly period ended September 30, 2022 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Andrew Rickman, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:
(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By:	/s/ Andrew Rickman
Andrew Rickman
Chief Executive Officer (Principal Executive Officer)
Date: November 10, 2022